UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2017, the Board of Directors of CenterPoint Energy, Inc. (“CenterPoint Energy”) approved an amendment and restatement of the CenterPoint Energy Change in Control Plan, effective May 1, 2017 (the “Amended Plan”), which amends and restates, in its entirety, the prior change in control plan that was previously adopted by the Board of Directors effective January 1, 2015.

The Amended Plan continues to cover officers of CenterPoint Energy, including the Chief Executive Officer (“CEO”), the Chief Financial Officer and CenterPoint Energy’s other named executive officers, and will provide for severance payments and other benefits in the event a “Covered Termination” (as defined in the Amended Plan) occurs three months prior to or within two years after the completion of a transaction that effects a “Change in Control” (as defined in the Amended Plan). Benefits under the Amended Plan continue to be subject to a “double trigger” because both a Change in Control and termination of the participant’s employment are required for the participant to qualify for benefits.

If benefits under the Amended Plan are triggered, CenterPoint Energy’s CEO would continue to receive a lump sum cash payment equal to three times his base salary and target annual short-term incentive. The other named executive officers would continue to receive a lump sum cash payment equal to two times their base salary and target annual short-term incentive. Additionally, Amended Plan participants would be entitled to: (i) a lump sum pro-rated short-term incentive payment at target; (ii) deemed achievement of the target level of performance and full vesting of awards granted on or before April 30, 2017 under CenterPoint Energy’s long-term incentive plan (the “LTI Plan”) that are subject to performance criteria; (iii) a two-year extension of medical, dental and vision benefits at active employee rates; (iv) outplacement assistance for up to nine months; and (v) an additional two years (three years for the CEO) service credit under CenterPoint Energy’s retirement plan. The Amended Plan further provides that for awards granted on or after May 1, 2017 under the LTI Plan, (i) the Amended Plan does not apply and (ii) awards are subject to the terms of the LTI Plan and the applicable award agreements.

Any change in control benefits payable under the Amended Plan are subject to execution of an agreement by the Amended Plan participant releasing claims against CenterPoint Energy. Participants are also obligated to comply with the confidentiality, non-competition and non-solicitation provisions under the Amended Plan. The Amended Plan clarifies that nothing in the Amended Plan precludes participants from communicating with government agencies.

The foregoing summary is qualified in its entirety by the Amended Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting of the shareholders of CenterPoint Energy held on April 27, 2017, the matters voted upon and the number of votes cast for or against (or, with respect to the advisory vote on the frequency of future shareholder advisory votes on executive compensation, the number of votes cast for one year, two years or three years), as well as the number of abstentions and broker non-votes as to such matters, were as stated below. The proposals related to each matter are described in detail in CenterPoint Energy’s definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on March 16, 2017.

Election of Directors (Item 1)

The following nominees for director were elected to serve one-year terms expiring at the 2018 annual meeting of shareholders, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstentions	Broker Non-Votes
Milton Carroll	313,955,371	6,697,906	994,850	49,561,827
Michael P. Johnson	317,710,232	2,836,487	1,101,408	49,561,827
Janiece M. Longoria	316,637,858	4,123,913	886,356	49,561,827
Scott J. McLean	318,739,744	1,749,345	1,159,038	49,561,827
Theodore F. Pound	318,662,713	1,732,497	1,252,917	49,561,827
Scott M. Prochazka	318,004,151	2,595,857	1,048,119	49,561,827
Susan O. Rheney	318,316,002	2,229,637	1,102,488	49,561,827
Phillip R. Smith	318,437,853	1,867,187	1,343,087	49,561,827
John W. Somerhalder II	318,040,971	2,198,510	1,408,646	49,561,827
Peter S. Wareing	316,188,007	4,180,850	1,279,270	49,561,827

Ratification of Appointment of Independent Auditors (Item 2)

The appointment of Deloitte & Touche LLP as independent registered public accountants for CenterPoint Energy for 2017 was ratified, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
362,478,330	7,034,155	1,697,469	0

Advisory Vote on Executive Compensation (Item 3)

The advisory resolution on executive compensation was approved, with the vote totals as set forth in the table below:

For	Against	Abstentions	Broker Non-Votes
301,033,591	18,392,318	2,222,218	49,561,827

Advisory Vote on the Frequency of Future Shareholder Advisory Votes on Executive Compensation (Item 4)

In the advisory vote on the frequency of future shareholder advisory votes on CenterPoint Energy’s executive compensation, votes were cast in favor of holding future advisory votes every year, every two years or every three years as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
277,597,242	1,627,137	40,461,710	1,962,038	49,561,827

In accordance with the results of this advisory vote, CenterPoint Energy intends to hold future advisory votes on the compensation of its named executive officers, or “say-on-pay” votes, annually until it holds an advisory vote on the frequency of say-on-pay votes as required under SEC rules.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	CenterPoint Energy, Inc. Change in Control Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: May 1, 2017	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	CenterPoint Energy, Inc. Change in Control Plan